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                                                                   EXHIBIT 10.9

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE PLACEMENT AGENT'S WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE PLACEMENT AGENT'S WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:30 P.M., NEW YORK TIME, March 28, 2005

No. PA-1                                      80,000 Placement Agent's Warrants

                               Warrant Certificate

         This Placement Agent's Warrant Certificate certifies that Weatherly Securities Corp. (the "Placement Agent") or registered assigns, is the registered holder of 80,000 Placement Agent's Warrants to purchase initially, at any time from March 28, 2000 until 5:30 p.m. New York time on March 28, 2005 ("Expiration Date"), up to 80,000 fully-paid and non-assessable shares of Common Stock, par value $.001 per share (the "Shares") of Victory Entertainment Corp., a Florida corporation (the "Company"), at an initial per share exercise price, subject to adjustment in certain events (the "Exercise Price"), of (i) $7.00 or if the Company shall cause to become effective a registration statement to register the Company's securities for public offer and sale (ii) 125% of the per share offering price of the Company's securities offered in the Company's initial public offering upon surrender of this Placement Agent's Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the warrant agreement dated as of March 28, 2000, 2000 between the Company and the Placement Agent (the "Placement Agent's Warrant Agreement"). Payment of the Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company or otherwise in accordance with the terms of the Placement Agent's Warrant Agreement. In accordance with Section 3.2 of the Placement Agent's Warrant Agreement, payment of the exercise price may also be made by the delivery of Shares of Common Stock of the Company.

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                                      -2-


         No Placement Agent's Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Placement Agent's Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Placement Agent's Warrants evidenced by this Placement Agent's Warrant Certificate are part of a duly authorized issue of warrants pursuant to the Placement Agent's Warrant Agreement, which Placement Agent's Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Placement Agent's Warrants.

         The Placement Agent's Warrant Agreement provides that upon the occurrence of certain events the exercise price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Placement Agent's Warrant Certificate evidencing the adjustment in the exercise price and the number and/or type of securities issuable upon the exercise of the Placement Agent's Warrants; provided, however, that the failure of the Company to issue such new Placement Agent's Warrant Certificates shall not in any way change, alter or otherwise impair, the rights of the holder as set forth in the Placement Agent's Warrant Agreement.

         Upon due presentment for registration of transfer of this Placement Agent's Warrant Certificate at an office or agency of the Company, a new Placement Agent's Warrant Certificate or Placement Agent's Warrant Certificates of like tenor and evidencing in the aggregate a like number of Placement Agent's Warrants shall be issued to the transferee(s) in exchange for this Placement Agent's Warrant Certificate, subject to the limitations provided herein and in the Placement Agent's Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

         Upon the exercise of less than all of the Placement Agent's Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof anew Placement Agent's Warrant Certificate representing such number of unexercised Placement Agent's Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Placement Agent's Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         The Shares are subject to a certain Lock-Up provision contained in the Placement Agent's Warrant Agreement.

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                                      -3-


         All terms used in this Placement Agent's Warrant Certificate which are defined in the Placement Agent's Warrant Agreement shall have the meanings assigned to them in the Placement Agent's Warrant Agreement.

         IN WITNESS WHEREOF, the Company has caused this Placement Agent's Warrant Certificate to be duly executed under its corporate seal.

Dated as of March 28, 2000

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                                          VICTORY ENTERTAINMENT CORP.

[SEAL]                                    By:
                                             ----------------------------------
                                          Name:  Michael Gerber
                                          Title: President and Chief Executive
                                                 Officer

Attest:

----------------------------------
Secretary
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